WILSHIRE VARIABLE INSURANCE TRUST
(THE “TRUST”)

Wilshire 2015 ETF Fund
(formerly 2015 Moderate Fund)
Wilshire 2025 ETF Fund
(formerly 2025 Moderate Fund)
Wilshire 2035 ETF Fund
(formerly 2035 Moderate Fund)

SUPPLEMENT DATED SEPTEMBER 29, 2009 TO THE PROSPECTUS OF THE TRUST DATED MAY 1, 2009.

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Effective on or about October 5, 2009, the Wilshire 2015 ETF Fund, Wilshire 2025 ETF Fund and Wilshire 2035 ETF Fund (the “Funds”) intend to invest solely in unaffiliated exchange-traded funds (“ ETFs”) and therefore all references in the Prospectus related to the Funds’ investment in affiliated underlying funds are hereby removed.  The “FEES AND EXPENSES” section found on page 10 of the Prospectus is restated to reflect the restructuring of the Funds to invest approximately 100% of each Fund’s assets in ETFs:

FEES AND EXPENSES

This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.  Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees.  However, you will indirectly pay annual Fund operating expenses, which vary from year to year.  In addition, the separate account and annuity contracts involve other charges and expenses not described below, which may include sales charges, redemption fees or exchange fees.  The Funds’ expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense tables below.

Annual Funds Operating Expenses
(expenses that are deducted from each Fund’s assets)

	Management Fee	Distribution (12b-1) Fee	Other Expenses(1)	Gross Annual Expenses	Less Expense Reimbursement(2)	Acquired Fund Fees and Expenses (Underlying Investments)(3)	Total Annual Operating Expenses(2)
Wilshire 2015 ETF Fund	0.25%	0.25%	0.30%	0.80%	(0.20)%	0.11%	0.71%
Wilshire 2025 ETF Fund	0.25%	0.25%	0.30%	0.80%	(0.20)%	0.12%	0.72%
Wilshire 2035 ETF Fund	0.25%	0.25%	0.33%	0.83%	(0.23)%	0.15%	0.75%

(1)	"Other Expenses" have been estimated because of the change in the expense structure for the Funds which took effect on or about October 5, 2009. Actual expenses may be different.
(2)
Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for each Fund through December 31, 2010, so that the Total Annual Operating Expenses for each Fund, excluding the fees and expenses of the ETFs, will not exceed 0.60% (the “Expense Limitation”).  Effective August 21, 2009, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses within three years after the year in which the Adviser incurred the expenses.  “Total Annual Operating Expenses” are the sum of a Fund’s direct annual operating expenses and of a Fund’s  “Acquired Fund Fees and Expenses (Underlying Investments)”.

(3)
Each Fund’s shareholders indirectly bear, pro rata, the expenses of the ETFs in which each Fund invests.  The "Acquired Fund Fees and Expenses (Underlying Investments)" are based on the estimated amount of indirect net expenses associated with a Fund's investment in the ETFs for the current fiscal year. Actual expenses may be different. The "Acquired Fund Fees and Expenses (Underlying Investments)" are not reflected in each Fund’s expense ratio as shown in the Financial Highlights tables of this Prospectus.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.  Each Fund’s expenses reflect contractual waivers and reimbursements through December 31, 2010.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Wilshire 2015 ETF Fund	$ 73	$265	$479	$1,096
Wilshire 2025 ETF Fund	$ 74	$268	$485	$1,108
Wilshire 2035 ETF Fund	$ 77	$278	$501	$1,143

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.